UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Special Distribution Declared

On December 4, 2015, the Board of Directors of CNL Lifestyle Properties, Inc. (the “Company”) declared a special distribution in the amount of $1.30 per share, payable to the holders of record of the Company’s common stock as of the close of business on December 4, 2015, for an aggregate total distribution of approximately $422.7 million (the “Special Distribution”). The Special Distribution is payable in cash and will be funded from the net proceeds of prior dispositions of certain of the Company’s assets, including the asset sales described under “Recent Portfolio Sales,” below. The Company expects to pay the Special Distribution on or about December 10, 2015.

The Special Distribution will be reflected in each stockholder’s Form 1099 for the year ending December 31, 2015. The tax determination of the Special Distribution will be based on the Company’s taxable results for the year ending December 31, 2015. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Special Distributions in light of his or her particular investment or tax circumstances.

A copy of the correspondence to be furnished to the Company’s stockholders regarding the Special Distribution is filed with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Recent Portfolio Sales

In addition to the closings on twelve of the 17 properties in the Company’s marinas portfolio, as reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 25, 2015, the Company recently sold the following properties.

CoCo Key Water Resort. On November 18, 2015, the Company consummated the sale of its resort property located in Orlando, Florida (“CoCo Key”) to Insite Orlando One, LLC, an unaffiliated third party buyer, for approximately $15.1 million, resulting in net cash to the Company from the sale of approximately $14.5 million.

Great Wolf Lodges. On November 23, 2015, the Company consummated the sale of its lodging properties located in Sandusky, Ohio and Wisconsin Dells, Wisconsin (collectively, the “Great Wolf Properties”) to affiliates of Great Wolf Resorts, Inc., who are not affiliated with the Company, for approximately $62.0 million, resulting in net cash to the Company of approximately $53.4 million.

The Omni Mount Washington Resort and Bretton Woods Ski Area. On December 1, 2015, the Company consummated the sale of its lodging property located in Bretton Woods, New Hampshire (“Omni Resort”) to Omni Mount Washington, LLC, an unaffiliated third party buyer, for approximately $90.5 million. The net cash to the Company from the sale of the Omni Resort is approximately $80.4 million.

The collective sales of CoCo Key, the Great Wolf Properties and Omni Resort will result in reductions to cash flows from operations, funds from operations and modified funds from operations (MFFO).

For more information about sales of the Company’s assets, see the Company’s Current Reports on Form 8-K filed with the Commission on June 18, 2014, October 2, 2014, November 24, 2014, December 8, 2014, May 6, 2015, June 12, 2015 and October 1, 2015.

Determination of Annual Net Asset Value Per Share; Engagement of CBRE Capital Advisors, Inc.

To assist broker-dealers that participated in the Company’s public offerings in meeting their customer account statement reporting obligations under National Association of Securities Dealers Conduct Rule 2340 (“NASD Rule 2340”), as required by the Financial Industry Regulatory Authority (“FINRA”), the Company prepares and announces at least annually an estimated NAV per share of its common stock. The Company’s last estimated NAV of $5.20 per share, as of December 31, 2014, was approved in March 2015 by the Board of Directors and the Audit Committee acting as a valuation committee (the “2014 NAV”). For further information regarding the methodology, calculation and assumptions underlying the 2014 NAV, refer to the Company’s Current Report on Form 8-K filed with the Commission on March 10, 2015.

The Company intends to prepare and announce, in the first quarter of 2016, an updated estimated NAV per share as of December 31, 2015 (the “2015 NAV”). The 2015 NAV will be estimated in accordance with the Company’s valuation policy and following the recommendations of the Investment Program Association, a trade association for non-listed direct investment vehicles (the “IPA”), in IPA Practice Guideline 2013-01, “Valuations of Publicly Registered Non-Listed REITs.” The Company recently engaged CBRE Capital Advisors, Inc., an independent investment banking firm (“CBRE Cap”) to assist the Board of Directors and the Audit Committee with determining the 2015 NAV. The Board of Directors did not and will not update the 2014 NAV at this time to take into account any diminutions in value resulting directly from the Special Distribution or from any indications of interest received in connection with the Company’s strategic alternatives process for its remaining ski and attractions properties. The 2015 NAV determination will take these factors into consideration. The Company expects, however, that based on recent indications of interest received, the 2015 NAV will be lower than the 2014 NAV less the Special Distribution.

CBRE Group, Inc. (“CBRE”) is a Fortune 500 and S&P 500 company headquartered in Los Angeles, California and one of the world’s largest commercial real estate services and investment firms (in terms of 2014 revenue). CBRE Cap, a FINRA registered broker-dealer and a subsidiary of CBRE, is an investment banking firm that specializes in providing real estate financial services. The Company’s Board of Directors and Audit Committee, acting as a valuation committee, approved the engagement of CBRE Cap based on many factors including but not limited to (i) CBRE Cap’s and its affiliates’ experience in the valuation of assets similar to those owned by the Company, and (ii) CBRE Cap’s experience in undertaking the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions. For its services, the Company will pay CBRE Cap a customary fee for services of this nature, no part of which will be contingent relating to the provision of services or specific findings.

In addition to the Company’s engagement of CBRE Cap in connection with the 2015 NAV services, during the past three years the Company and various affiliates of the Company have engaged CBRE Cap and other affiliates of CBRE for various real estate-related services and/or to serve as a third-party valuation advisor. The Company anticipates that affiliates of CBRE will continue to provide similar services to the Company and its affiliates in the future. In addition, the Company may in its discretion engage CBRE Cap to assist the Board of Directors and/or the Audit Committee in future determinations of the Company’s estimated NAV per share. The Company is not affiliated with CBRE, CBRE Cap or any of their affiliates. While the Company or other affiliates of the Company have engaged and may engage in the future CBRE, CBRE Cap or their affiliates for commercial real estate services of various kinds, the Company believes that there are no material conflicts of interest with respect to the Company’s engagement of CBRE Cap. In the ordinary course of its business, CBRE, its affiliates, directors and officers may structure and effect transactions for its own account or for the accounts of its customers in commercial real estate assets of the same kind and in the same markets as the Company’s assets.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter to Stockholders dated December 8, 2015.

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnllifestylereit.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2015		CNL LIFESTYLE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Tammy J. Tipton
Chief Financial Officer and Treasurer